UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23693

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.
(Exact name of registrant as specified in charter)

Banco Popular Center
209 Muñoz Rivera Avenue, Suite 1112
San Juan, Puerto Rico 00918
(Address of principal executive offices)(Zip code)

Luis A. Avilés
Banco Popular Center
209 Muñoz Rivera Avenue, Suite 1112
San Juan, Puerto Rico 00918
(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean

Jesse C. Kean

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 781-5452

Date of fiscal year end:	January 31

Date of reporting period:	May 21, 2021 – July 31, 2021

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Puerto Rico Residents Tax-Free Fund V, Inc.

2021 Semi-Annual Report

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund V, Inc. (formerly known as Puerto Rico Investors Tax Free Fund V, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on July 31, 2021.

The U.S. economy remains solid and stable, with a positive outlook for continued economic expansion. Economists expect that the massive vaccination efforts together with strong consumer demand will lead to higher spending. Officials from the Federal Reserve Board (the “Fed”) have remained steady in their view that recent upticks in inflation should be “transitory”, or short-lived. It remains to be seen whether the inflation headwinds are indeed a temporary situation or become something more. So far, the Fed has mitigated any concerns of a sudden or significant policy shift.

At its July 27-28 meeting, the Fed decided to maintain short-term interest rates at 0.00% to 0.25%. The Fed also indicated that it is planning to scale back the pace of its $120 billion per month bond purchase program, likely before the end of 2021. Fed officials emphasized that the tapering was not a precursor to an imminent rate hike. It is also worth noting that although the economic outlook is positive, uncertainty is quite high, with the Covid-19 delta variant representing a wildcard.

With a near-zero interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico remain committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA
Chairman of the Board
1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from February 1, 2021 to July 31, 2021:

Six-Month Period
Based on market price	12.02%
Based on NAV	2.15%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV") and market prices as of July 31, 2021:

Dividend yield-based on $10 IPO	1.10%
Dividend yield based on market at year-end	4.53%
NAV as of July 31, 2021	$3.66
Market Price as of July 31, 2021	$2.43
Premium (discount) to NAV	(33.6%)

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

2

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 11 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of July 31, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of July 31, 2021

The largest Puerto Rico municipal bond holdings in the portfolio are newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds exchanged on or about February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. These newly-issued COFINA bonds, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), and represent 44.7% of the Fund’s total assets, had a positive performance (income and price appreciation) during the six-month period. Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections. The bond debt service reserve was fully funded during October.

3

On the other hand, Employee Retirement System Pension Obligation Bonds ("POB") in the portfolio, representing 3.7% of total assets, had negative performance. POB bonds decreased in value during the six-month period ending July 31, 2021, based on the expected recovery from a settlement stipulation entered into on or about April 2021. As a signatory of the stipulation, the Fund will receive its pro-rata share of the consummation costs contemplated therein, when the stipulation is deemed effective.

U.S. holdings in the portfolio, representing 49.6% of total assets, consist primarily of U.S. Government Agency Bonds, mostly Federal Home Loan Bank, and U.S. Municipal Bonds. During the six-month period, the performance for this segment of the portfolio was generally in line with the flat performance of the overall U.S. investment-grade fixed income market. One notable exception was the Illinois municipal bonds in the portfolio, representing 2.7% of total assets. These bonds benefitted from significant improvements in the state’s finances, including a balanced budget for the third straight year. In addition, Standard & Poor’s upgraded the bonds’ credit rating and outlook, from BBB Negative at the beginning of the period to BBB+ Stable as of July 31, 2021.

The NAV of the Fund increased $0.01 from $3.65 at the beginning of the period to $3.66 at the end of the six-month period. The indicated market price for shares of the Fund continued to reflect a discount to NAV, although the discount narrowed to 33.6% as of July 31, 2021, compared to 39.5% as of January 31, 2021.

FUND HOLDINGS SUMMARY

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
COFINA (PR)	44.7%	Puerto Rico	50.4%
U.S. Agencies	43.6%	U.S.	49.6%
U.S. Municipal Bonds	6.0%	Total	100%
Pension Obligation Bonds (PR)	3.7%
Mortgage-Backed Securities	2.0%
Total	100%

The following table shows the ratings of the Fund’s security portfolio as of July 31, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

4

(% of Total Portfolio)

Rating	Percent
AAA	45.6%
AA	3.3%
BBB	2.7%
Below BBB	3.7%
Not Rated	44.7%	(COFINA)
Total	100%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of July 31, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

5

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of July 31, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$ 12,471,000
Leverage Ratio	20.0%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund's Board of Directors authorized the repurchase of the Fund's shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 25% of the aggregate number of shares of common stock issued by the Fund. During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares' liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund's total assets and therefore, have the effect of increasing the Fund's expense ratio. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must be conducted in accordance therewith and rules and regulations issued thereunder.

Prior to May 21, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions ("OCFI") and procedures adopted by the Fund's Board of Directors to address potential conflicts of interest with affiliated broker-dealers Popular Securities and UBS Financial Services Incorporated of Puerto Rico. Among other things, such regulation and procedures require that to the extent that various sellers indicate interest in selling shares of the Fund, it will purchase such shares starting with the lowest offered price and in the following order of priority for each price: (1) individual and corporate investors, irrespective of the broker-dealer that serves as record owner of the shares to be repurchased; (2) the trading desks of Puerto Rico broker-dealers which are unaffiliated with the Fund; and (3) the trading desks of Popular Securities and UBS Financial Services Incorporated of Puerto Rico. If sellers offer more shares for repurchase than the Fund is able to accept at any particular price for a particular level of priority, repurchase offers will be accepted on a pro-rata basis within that particular level of priority. Additionally, to the extent that Popular Securities or UBS Financial Services Incorporated of Puerto Rico elects to offer the Fund's shares of Common Stock for repurchase from its respective securities inventory, it must do so at its corresponding offer price per share reported to the public.

6

The Fund's Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser. All repurchase activity, if any, during the fiscal year is disclosed in the Semi-Annual Report to Shareholders attached hereto (see Note 4). The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of shares. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

For the six-month period ended July 31, 2021, the Fund did not repurchase any shares. Since the program's inception, the Fund has repurchased 7,320,437 shares of common stock in the open market with a net asset value of $29,667,236 and a cost of $26,272,434, which represent 19.03% of the total assets of the Fund as of January 31, 2014 (net of shares acquired for dividend reinvestment purposes and which remain outstanding).

7

GLOSSARY OF MUTUAL FUND TERMS

Bond - Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Realized Gain (Loss) - The profit (loss) from the sale of securities. Realized gains are paid to fund shareholders on a per share basis. When a gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

Dividend - A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

Interest Rate Swap - An agreement to exchange one interest rate stream for another. No principal changes hands.

Investment Adviser - An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

Leverage - Vehicle used by the Fund to increase the amounts available for investment through the issuance of commercial paper or repurchase agreements transactions.

Long-Term - An investment with a maturity greater than one year.

Mutual Fund - A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

Net Asset Value (NAV) Per Share - The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

Offering Price - The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Repurchase Agreements - Transactions in which the Fund sells securities to a bank or dealer, and agrees to repurchase them at a mutually agreed date and price.

Short-Term - An investment with a maturity of one year or less.

Total Investment Return - The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

Turnover Ratio - The turnover ratio represents the fund's level of trading activity. A fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the fund's average monthly assets.

Yield - The annualized rate of income as measured against the current net asset value of fund shares.

8

Puerto Rico Residents Tax-Free Fund V, Inc.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

			For the period from February 1, 2021 to July 31, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:
Per Share		Net asset value, beginning of period	$3.65
Operating	(a)	Net investment income	0.06
Performance:	(a)	Net realized gain and unrealized appreciation on investments	0.01
		Total from investment operations	0.07
		Less: dividends from net investment income applicable to common shareholders	(0.06)
		Net asset value, end of period	$3.66
	(h)	Market value, end of period	$2.43

Total Investment
Return: (g)	(b)	Based on market value per share	12.02%
		Based on net asset value per share	2.15%

Ratios: (c)	(d) (f)	Gross expenses to average net assets applicable to common shareholders	2.28%
	(d) (f)	Expenses to average net assets applicable to common shareholders - net of waived fees	1.52%
	(e) (f)	Gross operating expenses to average net assets applicable to common shareholders	2.20%
		Interest and leverage related expenses to average net assets applicable to common shareholders	0.08%
	(f)	Gross net investment income to average net assets appliacable to common shareholders	2.51%
	(f)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.27%

Supplemental		Net assets applicable to common shares, end of period (in thousands)	$49,637
Data:	(i)	Portfolio turnover	-
	(i)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	-

	(a)	Based on weekly average outstanding common shares of 13,554,743 for the period from February 1, 2021 to July 31, 2021.
	(b)	The return is calculated based on market values provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party.
	(c)	Based on average net assets applicable to common shareholders of $48,286,486 for the period from February 1, 2021 to July 31, 2021.
	(d)	"Expenses" represent both operating and interest and leverage related expenses.
	(e)	"Operating expenses" represent total expenses excluding interest and leverage related expenses.
	(f)	The effect of the expenses waived for the period from Frebruary 1, 2021 to July 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.76%.
	(g)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
		Investment return is not annualized for the period from February 1, 2021 to July 31, 2021.
	(h)	End of period market values are provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party.
		The market values shown may reflect limited trading in the shares of the Fund in the over-the-counter market.
	(i)	Portfolio turnover is not annualized for the period from February 1, 2021 to July 31, 2021.

The accompanying notes are an integral part of these financial statements.

9

Puerto Rico Residents Tax-Free Fund V, Inc.

SCHEDULE OF INVESTMENTS	July 31, 2021 (Unaudited)

Principal Outstanding Amount				Issuer	Coupon	Maturity Date	Fair Value
Puerto Rico Freddie Mac Taxable - 0.28% of net assets applicable to common shares, total cost of $122,694

4,041	+			FGLMC (POOL C 18249)	7.00%	11/01/28	$4,461
79,031	+			FGLMC (POOL C 59579)	6.50%	10/01/31	88,887
37,489	+			FGLMC (POOL C 63329)	6.50%	12/01/31	42,164
2,091	+			FGLMC (POOL D 75620)	7.50%	02/01/23	2,098
122,652							137,610

Puerto Rico Fannie Mae Taxable - 0.48% of net assets applicable to common shares, total cost of $212,926

18,485	++			FNMA (POOL 445330)	7.00%	07/01/28	18,550
28,843	++			FNMA (POOL 580540)	6.00%	06/01/31	32,381
24,784	++			FNMA (POOL 627603)	6.50%	11/01/31	27,862
140,814	++			FNMA (POOL 849999)	5.00%	01/01/36	160,322
212,926							239,115

Puerto Rico GNMA Taxable - 0.22% of net assets applicable to common shares, total cost of $103,629

64,513	*			GNMA P/I (POOL 515366)	7.50%	04/15/30	67,505
11,733	*			GNMA P/I (POOL 515442)	8.00%	07/15/30	11,783
5,799	*			GNMA P/I (POOL 531461)	8.00%	05/15/30	5,937
15,999	*			GNMA P/I (POOL 548493)	7.50%	05/15/31	16,518
5,584	*			GNMA P/I (POOL 548495)	7.00%	05/15/31	5,606
103,628							107,349

Puerto Rico GNMA Exempt - 0.25% of net assets applicable to common shares, total cost of $113,559

110,313	*			GNMA SERIAL (POOL 556254)	6.50%	08/15/31	122,004

Face Amount
Puerto Rico Government Instrumentalities Tax Exempt Notes - 60.39% of net assets applicable to common shares, total cost of $41,723,872

$550,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES B)	6.30%	07/01/36	69,438
1,550,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES B)	6.30%	07/01/38	195,688
1,835,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES A)	6.20%	07/01/39	231,669
9,990,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES A)	6.20%	07/01/40	1,261,238
2,210,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES B)	6.55%	07/01/55	279,012
2,210,000	@	**	(1) (2)	EMPLOYEES RETIREMENT SYSTEM - SENIOR PENSION FUNDING BONDS (SERIES B)	6.55%	07/01/56	279,012
767,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-1	4.50%	07/01/34	849,723
390,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-1	4.55%	07/01/40	448,723
3,942,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.33%	07/01/40	4,479,921
8,172,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - CAPITAL APPRECIATION RESTRUCTURED SERIES A-1	0.00%	07/01/46	2,739,320
7,915,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - CAPITAL APPRECIATION RESTRUCTURED SERIES A-1	0.00%	07/01/51	1,916,783
118,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.54%	07/01/53	133,797
2,847,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-1	4.75%	07/01/53	3,266,682
8,684,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-1	5.00%	07/01/58	10,125,805
3,212,000	@		(1) (4)	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.78%	07/01/58	3,701,271
							29,978,082

The accompanying notes are an integral part of these financial statements.

10

Puerto Rico Residents Tax-Free Fund V, Inc.

SCHEDULE OF INVESTMENTS (concluded)	July 31, 2021 (Unaudited)

Principal Outstanding Amount				Issuer	Coupon	Maturity Date	Fair Value
Puerto Rico Tax Exempt Notes - 1.22% of net assets applicable to common shares, total cost of $552,266

21,712			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN362600	7.50%	10/01/26	$21,795
26,503			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN372184	7.50%	01/01/27	26,884
102,831			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN372183	7.00%	02/01/27	111,917
20,491			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by GN448307	7.00%	09/15/27	20,571
140,975			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by GN445571	7.50%	09/15/27	155,973
20,937			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by GN453529	7.50%	09/15/27	21,026
22,298			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by GN470940	7.00%	06/15/28	22,575
15,558			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN536020	8.50%	05/01/30	18,029
4,101			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN536024	8.50%	05/01/30	4,437
10,001			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN536042	8.00%	09/01/30	11,451
166,861			(3)	COMMUNITY ENDOWMENT, INC. - Collateralized by FN536045	8.00%	10/01/30	191,456
552,268							606,114
Face Amount
US Government Sponsored Entities - 54.43% of net assets applicable to common shares, total cost of $20,344,461

$2,442,000		#		FANNIE MAE NOTE	6.63%	11/15/30	3,571,271
250,000		#		FEDERAL FARM CREDIT BANK	6.18%	11/06/28	337,821
15,360,000		#		FEDERAL HOME LOAN BANK BONDS	5.50%	07/15/36	23,107,261
18,052,000							27,016,353

US Municipal Obligations - 7.44% of net assets applicable to common shares, total cost of $2,767,509

1,100,000	@			STATE OF ILLINOIS - VARIOUS PURPOSE GENERAL OBLIGATION BONDS - 2012 SERIES B	5.00%	01/01/23	1,153,453
450,000	@			STATE OF ILLINOIS - VARIOUS PURPOSE GENERAL OBLIGATION BONDS - 2012 SERIES B	5.15%	01/01/24	486,333
1,200,000	@			STATE OF CALIFORNIA - VARIOUS PURPOSE GENERAL OBLIGATION BONDS	7.63%	03/01/40	2,055,412
							3,695,198

				Total investments (124.71% of net assets applicable to common shares)			61,901,825
				Liabilities minus other assets (-24.71% of net assets applicable to common shares)			(12,264,399)
				Net assets attributable to common shares - 100%			$49,637,426

Securities sold under agreements to repurchase - 25.12% of net assets applicable to common shares

$10,171,000				REPURCHASE AGREEMENT WITH JPMORGAN- Collateralized by:	0.12%	08/04/21	$10,171,000
				US Government Sponsored entity with a fair value of $3,158,864; 6.63% with a matuirty date of 11/15/30
				US Government Sponsored entity with a fair value of $7,627,201; 5.50% with a maturity date of 7/15/36
				US Government Sponsored entity with a fair value of $74,321; 6.18% with a matuirty date of 11/06/28

2,300,000				REPURCHASE AGREEMENT WITH SOUTH STREET- Collateralized by:	0.28%	08/10/21	2,300,000
				US Government Sponsored entity with a fair value of $2,482,225; 5.50% with a maturity date of 7/15/36

				Total securities sold under agreements to repurchase			$12,471,000

*	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
+	Puerto Rico Freddie Mac Taxable - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
++	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
#	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

@	Security may be called before its maturity date.

(1)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.
(2)	The bonds are limited, non-recourse obligations of the Employees Retirement System payable solely from, and secured solely by, employer contributions made after the date of issuance of the bonds.
(3)	Community Endowment - These obligations are collateralized by Mortgage-Backed Securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(4)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").
**	Employees Retirement System ("ERS") securities are not accruing interest income. These bonds are under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act ("PROMESA").

The accompanying notes are an integral part of these financial statements.

11

Puerto Rico Residents Tax-Free Fund V, Inc.

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2021 (Unaudited)

Assets:	Investment in securities:
	Securities pledged as collateral under repurchase agreements, at fair value (cost $10,121,748)	$13,342,611
	Other securities, at fair value (cost $55,819,168)	48,559,214	$61,901,825
	Cash and cash equivalents		211,193
	Interest receivable		208,854
	Other assets		80,052
	Total assets		62,401,924

Liabilities:	Securities sold under repurchase agreements - unaffiliated (cost - $12,471,000)		12,471,000
	Payables:
	Interest	700
	Investment advisory fees	13,198
	Administration fees	7,918
	Dividend payable	124,258	146,074
	Accrued expenses and other liabilities		147,424
	Total liabilities		12,764,498

Net Assets Applicable to Common Shares:			$49,637,426

Net Assets	Paid-in capital - $0.01 par value, 98,000,000 shares authorized, 13,555,362 issued and outstanding		$163,119,465
Consist of:	Accumulated deficit		(113,482,039)
	Net assets applicable to common shares		$49,637,426

	Net asset value applicable to common shares - per share; 13,555,362 shares outstanding		$3.66

The accompanying notes are an integral part of these financial statements.

12

Puerto Rico Residents Tax-Free Fund V, Inc.

STATEMENT OF OPERATIONS

		For the period from February 1, 2021 to July 31, 2021 (Unaudited)
Investment income:	Interest	$1,147,132

Expenses:	Interest and leverage related expenses	19,818
	Investment advisory fees	227,173
	Administration fees	45,435
	Custodian and transfer agent fees	30,290
	Professional fees	93,400
	Insurance expense	34,161
	Directors' fees and expenses	45,099
	Printing and shareholder reports	9,783
	Other	41,531
	Total expenses	546,690
	Waived investment advisory, custodian, and transfer agent fees	(181,739)
	Net expenses after waived fees	364,951

Net investment income:		782,181

Realized Gain (Loss) & Unrealized	Net realized loss on investments	(40,582)
Appreciation (Depreciation) on	Change in net unrealized depreciation on investments	147,894
Investments:	Total net gain on investments	107,312

	Net increase in net assets resulting from operations	$889,493

The accompanying notes are an integral part of these financial statements.

13

Puerto Rico Residents Tax-Free Fund V, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets:		For the period from February 1, 2021 to July 31, 2021 (Unaudited)	For the year ended January 31, 2021
Operations:	Net investment income	$782,181	$1,755,349
	Net realized loss on investments	(40,582)	(136,313)
	Change in net unrealized depreciation on investments	147,894	355,290
	Net increase in net assets resulting from operations	889,493	1,974,326

Distributions to Common
Shareholders From:	Net investment income	(745,539)	(1,428,837)

Capital Share	Reinvestment of dividends on common shares	3,865	2,519
Transactions:	Increase in net assets derived from common shares transactions	3,865	2,519

Net Assets:	Net increase in net assets attributable to common shares	147,819	548,008
	Balance at beginning of the period	49,489,607	48,941,599
	Balance at end of the period	$49,637,426	$49,489,607

The accompanying notes are an integral part of these financial statements.

14

Puerto Rico Residents Tax-Free Fund V, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash:		For the period from February 1, 2021 to July 31, 2021 (Unaudited)
Cash Provided by	Net increase in net assets resulting from operations	$889,493
Operating Activities:
	Adjusted by:
	Proceeds from mortgage-backed securities paydowns	76,253
	Restructuring expenses	(40,582)
	Net realized gain on paydowns	(229)
	Net realized loss on investments	40,582
	Change in net unrealized depreciation on investments	(147,894)
	Amortization and accretion of premiums and discounts on investments	(35,954)
	Decrease in interest and dividends receivable	432
	Increase in other assets	(55,601)
	Decrease in interest payable	(932)
	Decrease in investment advisory fees payable	(31)
	Decrease in administration fees payable	(18)
	Increase in accrued expenses and other liabilities	50,498
	Total cash provided by operating activities	776,017

Cash Used in	Repurchase agreements related issuances	106,038,601
Financing Activities:	Repurchase agreements related repayments	(106,044,251)
	Dividends to common shareholders paid in cash	(741,664)
	Total cash used in financing activities	(747,314)

Cash:	Net increase in cash and cash equivalents	28,703
	Cash and cash equivalents at beginning of period	182,490
	Cash and cash equivalents at end of period	$211,193

Cash Flow	Cash paid for interest and leverage related expenses	$20,750
Information:
	Non-cash activities:

	Dividends reinvested by common shareholders	$3,865

The accompanying notes are an integral part of these financial statements.

15

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Note 1 - Reporting Entity and Significant Accounting Policies:

Puerto Rico Residents Tax-Free Fund V, Inc (formerly known as Puerto Rico Investors Tax-Free Fund V, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the "Puerto Rico Investment Companies Act"). The Fund was incorporated on May 15, 1996 and started operations on February 28, 1997.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering. The Fund was required to change its corporate name and is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The new name of the Fund is Puerto Rico Residents Tax-Free Fund V, Inc.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with United States (“US”) generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At July 31, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $211,193 with Banco Popular de Puerto Rico, which is an affiliated entity.

(b) Valuation of Investments - Investments included in the Fund’s financial statements have been stated at fair values as determined by Banco Popular de Puerto Rico, as the Fund's administrator, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the Governing Documents (Prospectus and Valuation Committee) and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

16

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

(c) Taxation – As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized loss on investments and derivatives reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 11).

(d) Statement of Cash Flows - The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported on the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e) Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

(f) Securities Sold Under Agreements to Repurchase - Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

17

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

(g) Short and medium-term notes - The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by Banco Popular de Puerto Rico (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the period from February 1, 2021 to July 31, 2021. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

(h) Paydowns - Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the period from February 1, 2021 to July 31, 2021, the Fund increased interest income in the amount of $229 related to realized gain on mortgage-backed securities paydowns. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 11).

(i) Restructuring Expenses - Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j) Other - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected.

Note 2 – Fair Value Measurements:

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

18

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 – Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 – Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

The Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a division of Banco Popular, and UBS Asset Managers of PR, a division of UBS Trust Company of PR, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

-	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

-	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

-	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

-	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.
19

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. GNMA Puerto Rico Serials are priced using a pricing matrix with quoted prices from local broker dealers, based on trade activity in local markets and is compared with data from exchange platforms where similar instruments regularly trade. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

		Hierarchy
	Level 1	Level 2	Level 3	Balance at 7/31/2021
Assets:
Mortgage-Backed Securities:
Puerto Rico Freddie Mac Taxable	$-	$137,610	$-	$137,610
Puerto Rico Fannie Mae Taxable	-	239,115	-	239,115
Puerto Rico GNMA Taxable	-	107,349	-	107,349
Puerto Rico GNMA Exempt	-	122,004	-	122,004
Puerto Rico Govt. Instrumentalities Tax Exempt Notes	-	29,978,082	-	29,978,082
Puerto Rico Tax Exempt Notes	-	606,114	-	606,114
US Government Sponsored Entities	-	27,016,353	-	27,016,353
US Municipal Obligations	-	3,695,198	-	3,695,198
Total	$-	$61,901,825	$-	$61,901,825

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period-end there were no temporary cash investments.

20

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Note 3 - Investment Advisory, Administrative, Custodian, Transfer Agency Arrangements, and Other Transactions with Affiliates:

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the "Investment Advisers"), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly net assets, as defined in the agreement. For these calculations, average net assets include the liquidation value of all outstanding debt securities of the Fund. For the period from February 1, 2021 to July 31, 2021, gross investment advisory fee amounted to $227,173. Total waived fees amounted to $151,449 for a net fee of $75,724.

Banco Popular also provides administrative, custody, and transfer agency services pursuant to separate Administration, Custodian, and Transfer Agency Agreements. Under the terms of the Administration Agreement, Banco Popular provides facilities and personnel to the Fund for the performance of the administrator duties. The fees related to these services are calculated at an annual rate of 0.15% of the Fund’s average weekly net assets, as defined above. For the period from February 1, 2021 to July 31, 2021, the fee for such services amounted to $45,435. The fees related to Custody and Transfer Agency are calculated at an annual rate of 0.05%, each, of the Fund’s average weekly net assets and amounted to $30,290 for the period from February 1, 2021 July 31, 2021. Custody and Transfer Agency fees were waived in their entirety.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the period from February 1, 2021 to July 31, 2021, the compensation expense for the six independent directors of the Fund was $45,099.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Incorporated of Puerto Rico (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount (in thousands) of other affiliated and unaffiliated transactions, listed by counterparty, during the period were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Securities Sold under Agreements to Repurchase	%
UBS Puerto Rico	$-	-%	$-	-%	$460	5%
Unaffiliated	-	-%	-	-%	105,579	95%
Total	$-	-%	$-	-%	$106,039	100%
21

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Note 4 – Capital Share Transactions:

Capital share transactions for the period from February 1,2021 to July 31, 2021 and for the fiscal year ended January 31, 2021, were as follows:

	Dollar Amount
Common shares:	7/31/2021	1/31/2021
Dividends reinvested by common shareholders	$3,865	$2,519
Increase in net assets derived from common shares transactions	$3,865	$2,519

	Shares Amount
Common shares:	7/31/2021	1/31/2021
Beginning balance	13,554,280	13,553,576
Shares issued due to reinvestment of dividends at net asset value	1,082	704
Ending balance	13,555,362	13,554,280

Note 5 - Investment Transactions:

The cost of securities purchased and proceeds from sales, maturities/calls and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the period ended July 31, 2021 were as follows:

	Purchases	Sales	Maturities / Calls	Paydowns
AFICA Bonds	$-	$-	$-	$-
Puerto Rico Freddie Mac Taxable	-	-	-	7
Puerto Rico Fannie Mae Taxable	-	-	-	30
Puerto Rico GNMA Taxable	-	-	-	5
Puerto Rico GNMA Exempt	-	-	-	-
Puerto Rico Govt. Instrumentalities Tax Exempt Notes	-	-	-	-
Puerto Rico Tax Exempt Notes	-	-	-	34
US Government Sponsored Entities	-	-	-	-
US Municipal Obligations	-	-	-	-
Total	$-	$-	$-	$76

Note 6 – Securities Sold under Agreements to Repurchase:

Weighted average interest rate at end of period	0.15%
Maximum aggregate balance outstanding at any time during the period	$13,114,000
Average balance outstanding during the period	$12,814,254
Average interest rate during the period	0.18%

At July 31, 2021, the interest rates on securities sold under agreements to repurchase ranged from 0.12% to 0.28% with maturities up to August 10, 2021. Some of the outstanding agreements to repurchase as of period end may be called by the counterparty before their maturity date.

22

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

At July 31, 2021, investment securities amounting to $13,342,611 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreements with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $700 at July 31, 2021.

At July 31, 2021, the total value (in thousands) of securities sold to affiliates and non-affiliates under agreements to repurchase were as follows:

Counterparty	Amount	%
Unaffiliated	$12,471	100%
Total	$12,471	100%

Note 7 - Short-Term and Long-Term Financial Instruments:

The fair market value of short-term financial instruments, which include $12,471,000 of securities sold under agreements to repurchase, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding at July 31, 2021. The securities sold under agreements to repurchase are classified as Level 2.

Note 8 – Credit Facility:

The Fund has available with Banco Popular (an affiliate of the Investment Advisers) an uncommitted line of credit that is part of a credit facility extended to the Puerto Rico Residents Family of Funds and the Popular Family of Funds. The proceeds of the credit advances will be exclusively used by the Fund for short term funding needs arising from failed repurchase agreement transactions or cash shortfalls due to the non-receipt by the Fund of payments in the settlement process of transactions to which the Fund is a party. The Fund can obtain credit advances not to exceed the lesser of $35,000,000 or ten percent (10%) of Banco Popular’s capital stock and surplus, provided that the aggregate sum of all outstanding balances under all credit facilities never exceed $200,000,000. Interest on the unpaid balance of each credit advance accrues at a rate of 2.25% over the one week LIBOR Rate and will be payable on the dates set forth in each credit facility note. As of July 31, 2021, the Fund had no outstanding balance and had the complete credit facility available for drawing, subject to the limitations described above.

Note 9 - Concentration of Credit Risk:

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

23

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At July 31, 2021, the Fund had investments with an aggregate market value of $29,978,082 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at July 31, 2021, the Fund had investments with market values of $3,571,271 and $23,107,261 which were each issued by one issuer located in the United States of America and not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (the “67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Note 10 - Investment and Other Requirements and Limitations:

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

24

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Note 11 - Reconciliation between Net Investment Income and Distributable Net Investment Income for Tax Purposes and Net Realized Loss on Investments and Net Realized Loss on Investments for Tax Purposes:

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$782,181
Reclassification of realized gain on securities’ paydowns	(229)
Distributable net investment income, for tax purposes	$781,952

Net realized loss on investments	$(40,582)
Reclassification of realized gain on securities’ paydowns	229
Net realized loss on investments, for tax purposes	$(40,353)

The undistributed net investment income and accumulated net realized loss on investments (for tax purposes), at July 31, 2021 were as follows:

Undistributed net investment income, beginning of the period	$649,807
Distributable net investment income for the period	781,952
Dividends	(745,539)
Undistributed net investment income, end of the period	$686,220

Accumulated net realized loss on investments, beginning of the period	$(110,088,815)
Net realized loss on investments for the period	(40,353)
Accumulated net realized loss on investments, end of period	$(110,129,168)

25

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

Note 12 – Indemnification:

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Note 13 – Risks and Uncertainties:

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade, or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

26

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (or COVID-19), which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

27

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

NOTES TO FINANCIAL STATEMENTS

For the six month period from February 1, 2021 to July 31, 2021 (Unaudited)

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, including with respect to Puerto Rico for which the travel industry is particularly important to the local economy, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

Note 14 - Subsequent Events:

Events and transactions from August 1, 2021 through September 29, 2021 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Effective August 25, 2021, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting and investor accounting services to the Fund.

Dividends:

On August 30, 2021, the Board of Directors declared an ordinary net investment income dividend of $0.009167 per common share, totaling $124,260 which was paid on September 10, 2021 to common shareholders of record as of August 31, 2021.

28

OTHER INFORMATION (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended January 31, 2021 and January 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended January 31, 2021 and January 31, 2020 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ending January 31, 2022. The decision to select EY was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended January 31, 2021 and January 31, 2020 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended January 31, 2021 and January 31, 2020.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending January 31, 2022. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

29

Management of the Fund (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Independent Directors
Enrique Vila del Corral (75) ****	Chairman of the Board	Director since inception	Private investor; managing partner of various special partnerships involved in real estate development and Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm.	10 funds	None
J. Gabriel Pagán Pedrero (67)*****	Director	Director since inception	President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; Director of Construction Material Merchants’ Association and Director of Museum of Contemporary Art.	7 funds	None
Luis M. Pellot (73)***	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Carlos Nido (57)***	Director	Director since 2009	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	25 funds consisting of 36 portfolios	None
30

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Jorge I. Vallejo (67)****	Director	Director since 2010	Managing Partner of Vallejo & Vallejo since 1992 and Partner of various special partnerships involved in real estate development.	10 funds	None
Clotilde Pérez (69)***	Director	Director since 2013	Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987- 1992.	25 funds consisting of 36 portfolios	None
Officers
Leslie Highley, Jr. (74)	Co-President	Co-President and Chief Executive Officer since 2021	Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.	N/A	None
Javier Rubio-Robles (61)	Co-President	Co-President since 2021	Senior Vice President of Banco Popular de Puerto Rico and Manager of Banco Popular’s Fiduciary Services Division since 2007; Executive Vice President, Central Hispano International, Inc. from 1993 to 1996.	N/A	None
José González-Pagán (43)	Treasurer	Treasurer since 2014	Vice President of Banco Popular and Manager of the Mutual Funds Administration Group since 2014 and Manager of the Popular Fiduciary Services Division since 2019.	N/A	None
Luis Aníbal Avilés (57)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	N/A	None
31

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
José A. Chang (58)	Chief Compliance Officer	Since 2007	Mr. Chang has been Banco Popular’s Chief Compliance Officer for the Popular Family of Funds and Puerto Rico Residents Tax-Free Funds and a Manager and Vice President of Popular’s Corporate Compliance Division since 2007. Mr. Chang is currently the Manager and Vice President of Popular’s Corporate Financial Compliance and has been with Banco Popular since 2001.	N/A	None

*	The address of the Officers, except for Messrs. Highley and Avilés, is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Mr. Highley’s address is UBS Financial Services Incorporated of Puerto Rico, Penthouse Floors, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.

**	Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is elected by and serves at the pleasure of the Board.
***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC,.
****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.
*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC.

Shareholder Meeting

The Annual Meeting of Shareholders was held on May 27, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.       Election of Directors. The stockholders of the Fund elected Carlos J. Nido and Luis M. Pellot to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2024 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos J. Nido	317,034	351,555
Luis M. Pellot	317,034	351,555

32

2.       Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2022.

For	Against	Abstain
11,879,530	423,134	-

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended July 31 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of Puerto Rico Residents Tax Free Fund V, Inc. (the “Fund”) met on May 19, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management and UBS Asset Managers of Puerto Rico, the Fund’s co-investment adviser (the “Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

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Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

34

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

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INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
San Juan, Puerto Rico 00918	Director

ADMINISTRATOR	Carlos J. Nido
Director
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000	Jorge I. Vallejo
Denver, CO 80203	Director

TRANSFER AGENT AND CUSTODIAN	Luis M. Pellot
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services	Leslie Highley, Jr.
209 Muñoz Rivera Avenue	Co-President
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918	Javier Rubio
Co-President
PUERTO RICO LEGAL COUNSEL
José González
Sánchez/LRV LLC	Treasurer
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918	Luis A. Avilés
Secretary
U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
February 2021	-	-	-	-
March 2021	427	2.25	Not Applicable	Not Applicable
April 2021	448	2.15	Not Applicable	Not Applicable
May 2021	-	-	-	-
June 2021	-	-	-	-
July 2021	-	-	-	-

Repurchases by the Fund through May 21, 2021 were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions ("OCFI") and procedures adopted by the Fund's Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)          The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)          There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	(i)	Change in registrant’s independent registered public accounting firm

(ii)	Letter from PricewaterhouseCoopers LLP

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	October 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Treasurer

Date:	October 12, 2021